UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2012

TriCo Bancshares

(Exact name of registrant as specified in its charter)

California	0-10661	94-2792841
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

63 Constitution Drive Chico, California		95973
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (530) 898-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

(a) Dismissal of Previous Independent Accounting Firm

On June 13, 2012, TriCo Bancshares (the “Company”), at the direction of the Audit Committee of the Board of Directors, dismissed Moss Adams LLP as the Company’s principal independent accounting firm.

During the Company’s two most recent fiscal years ended December 31, 2010 and 2011 and from January 1, 2012 through June 13, 2012, there were no disagreements between the Company and Moss Adams LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure that, if not resolved to Moss Adams LLP’s satisfaction, would have caused it to make reference to the matter in conjunction with its report on the Company’s consolidated financial statements for the relevant year, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The audit report of Moss Adams LLP on the consolidated financial statements of the Company and its subsidiary as of December 31, 2011 and 2010 and for each of the years in the three-year period ended December 31, 2011, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company furnished a copy of the above disclosure to Moss Adams LLP and requested that Moss Adams LLP provide a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the statements made above. A copy of the letter from Moss Adams LLP dated June 19, 2012 is filed as Exhibit 16.1 to this Form 8-K.

(b) Engagement of New Independent Accounting Firm

On June 19, 2012, the Audit Committee of the Board of Directors approved the engagement of Crowe Horwath LLP (“Crowe”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012. During the Company’s two fiscal years ended December 31, 2011 and 2010 and through June 19, 2012, neither the Company, nor anyone on its behalf, consulted with Crowe regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements; and as such, no written report or oral advice was provided, and none was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issues; or (ii) or any matter that was either the subject of a disagreement or a reportable event.

Item 9.01 Financial Statements and Exhibits

The exhibit list called for by this Item is incorporated by reference to the exhibit index filed as part of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2012	TRICO BANCSHARES
(Registrant)

	By:	/s/ Richard P. Smith
Richard P. Smith
President and Chief Executive Officer

Exhibit Index

Exhibit 16.1	Letter to Securities and Exchange Commission from Moss Adams LLP, dated June 19, 2012.